SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934.
Date of Report (Date of Earliest Event Reported): December 31, 2006
Brazil Fast Food Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23278	13-3688737

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Identification No.)
Rua Voluntarios da Patria, CEP 22270-010, 89-9 andar, Botafogo, Rio de Janeiro, Brazil

(Address of Principal Executive Offices)                                                   (Zip Code)
(Registrant’s Telephone Number, Including Area Code) 011 55 21 2536-7500

N/A

(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events.
In December 2006, Brazil Fast Food Corp. (the “Company”) set up a new holding company called 22N Participações Ltda. via the capital contribution of the equity interest held in Venbo Comércio de Alimentos Ltda (“Venbo”). This restructuring was completed on December 31, 2006.
Following this restructuring, the Company’s businesses in Brazil will be consolidated through 22N Participações Ltda. and Venbo will conduct its business through three primary divisions: fast food restaurants, franchises and real estate. This is expected to conclude in 2007 and will improve Venbo’s management decisions, enhance its operations, increasing its efficiency and facilitate its access to bank loans and other financial instruments.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2007	BRAZIL FAST FOOD CORP.
/s/ Ricardo Figueiredo Bomeny
	Name:	Ricardo Figueiredo Bomeny
	Title:	Chief Executive Officer and Acting Chief Financial Officer (Principal Executive Officer)

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